1 KindredBio

2 KindredBio Forward Looking Statements This presentation contains forward-looking statements, including but not limited to statements regarding the timing of development for our product candidates, expected commencement and completion of pivotal trials, prospective product candidates, anticipated regulatory approvals for our product candidates, anticipated commercialization of our product candidates, our financial position, business strategy, plans and objectives of management for future operations and other similar statements. These forward-looking statements are based on our current expectations and beliefs, as well as assumptions concerning future events. These statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, our limited operating history and lack of profitability, our lack of product revenue and potential need to raise additional capital to achieve our goals, our dependence upon the success of our lead product candidates, other companies’ ability to develop substantially similar products that may compete with our product candidates, any inability to obtain regulatory approval for our existing or future product candidates, any delay or discontinuance of our current or future pivotal trials, any inability to achieve market acceptance or commercial success for our product candidates even if they are approved, inability to obtain adequate intellectual property protection covering our product candidates, our dependence on third-party manufacturers for supplies, and any inability to successfully identify, develop and commercialize additional product candidates. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation and represents our estimates and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these statements publicly, or to update the reasons actual results could differ materially from those anticipated in these statements, even if new information becomes available in the future. January 6, 2017

3 KindredBio Pets Are Family Members In 2015, pet owners in the U.S. spent $60.28 billion on pets Nearly 80 million U.S. households have a pet family member 40% of pets sleep in bed with the pet parents Source: APPA Pet Industry Market Size & Ownership Statistics 2015 The market is underappreciated because pets are not new – but the pet’s role in the family has changed dramatically

4 KindredBio $15.7 billion on veterinary care $1.5 billion on dog knee surgeries $370 million on pet Halloween costumes $700 million on Valentine’s Day gifts Annually, U.S. pet parents spend: We Love Our Pet Family Members

5 KindredBio Millennials and Their Pets 78% of Millennials and Boomers agree pets are Family 82% of Millennials feel getting a pet is part of preparing for a family, while only 59% of Boomers felt the same. Source: Pet Age, 2014: http://www.petage.com/the-millennial-mind/

6 KindredBio KindredBio’s Strategy: Repurpose Human Drugs for Pets Pursue molecules already known to work Reduce technical risk Reduce timelines $3M-$5M to develop each pet drug Reduce financing risk Portfolio approach

KindredBio Highlights

Attractive Markets	Rapidly growing Few current competitors
Strategic Approach	Reduces technical risk Reduces financing risk
World Class Team	Extensive drug development experience Human and veterinary experience
Deep Pipeline	~20 small molecule and biologic candidates
Two launches by 2017	**Zimeta™** for fever in horses **Mirataz™** for mgmt. of weight loss in cats ~2 launches per year thereafter

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8 KindredBio Richard Chin, M.D. Founder and Chief Executive Officer Former Head of Clinical Research, BioTherapeutics, Genentech Rhodes Scholar World Class Leadership Team Denise Bevers Founder and Chief Operating Officer Founder, SD Scientific; 25 years in biotech/pharma Stephen Sundlof, D.V.M, Ph.D. Chief Scientific Officer and Executive Vice President, Regulatory Affairs & Quality Former Director, Center for Veterinary Medicine, FDA Wendy Wee Vice President, Finance 16 years of biotechnology finance experience Hangjun Zhan, Ph.D. Vice President, Biologics Research 20 years of drug discovery experience

Deep Product Pipeline

Molecule	Indication	Formulation	Laboratory Pilot Studies	Field Pilot Studies	Pivotal Clinical Study	NADA & Launch Preparation
Small Molecule Product Candidates						
Mirataz™ (mirtazapine 2% transdermal ointment)	Management of weight loss in cats					Rolling NADA Filed
Zimeta™ (dipyrone injection)	Fever in horses					Rolling NADA Filed
KIND-014*	Equine gastric ulcers					
KIND-015*	Metabolic syndrome in horses					

Molecule	Indication	Discovery/Process Development	Pilot/Pivotal Clinical Studies	NADA & Launch Preparation
Biologic Product Candidates				
epoCat™ (feline erythropoietin)	Anemia in cats			
Anti-Interleukin Antibodies	Atopic dermatitis in dogs			
Checkpoint Inhibitors	Cancer in dogs			
Anti-CD20 antibody	Cancer and autoimmune diseases in dogs			
KIND-Bodies	Multiple indications			
Anti-IgE antibody	Allergic diseases in dogs			
Anti-VEGF antibody	Cancer in dogs			
Anti-TNF	Sick newborn foals			

Not all programs are listed. Some are not disclosed for competitive reasons.
** Initial pilot studies completed. Final formulation being developed.*

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10 KindredBio Market Opportunity

11 KindredBio Veterinary Market is Growing Rapidly The veterinary care market grew 71% from 2006 to 2016 Animal health stocks have increased 35% in 2016, versus S&P 500 at 8.3% (as of Aug 2016, Reuters) Source: APPA Pet Industry Market Size & Ownership Statistics 2016 & TriMark Vet Health Market, June 2013 Estimated

12 KindredBio Pet owners are willing to spend on their seriously ill pets if they require medical treatment. There is a High Willingness to Pay… $500 $1,000 $2,000 $5,000 Extremely/Very likely 62% 42% 35% 22% Somewhat likely 18% 20% 28% 20% Not too likely/Not at all likely 18% 36% 36% 55% Don’t know 1% 2% 1% 3% Source: The AP-Petside.com Poll, Conducted by GfK Roper Public Affairs & Media; Interview dates: April 7 – April 12, 2010

13 KindredBio …But Treatment Options are Limited Underserved market with attractive growth opportunities Few competing biotechs Large pharma focused on blockbusters On average, less than a dozen pet drugs are approved annually by the FDA In 2016 the FDA approved: 6 novel pet drugs 22 novel humans drugs

14 KindredBio Programs

15 KindredBio KindredBio Drug Development Process Small Molecules Biologics Already validated in humans & established manufacturing Customize species- specific dosage and formulate flavored/convenient delivery Targets based on approved human drugs (e.g., Enbrel and Orencia) Create canine/ feline/equine versions of biologics w/ same or similar target

16 KindredBio Zimeta™ (dipyrone injection) IV and Oral drug for the control of pyrexia (fever) in horses High unmet medical need U.S. equine Veterinarians report seeing 12 cases (median) of fever in a typical month Currently, no FDA-approved treatment for fever in horses Source: The Economic Impact of the Horse Industry on the United States, 2005, American Horse Council Foundation (n=18,648 U.S. horse owners/industry suppliers). Zimeta Pricing Research, Ipsos Ag & Animal Health, May 2016 (n=160 U.S. equine Veterinarians). Data on file at Kindred Biosciences. 690,000 horses treated for fever annually 8-9 million horses in the U.S

17 KindredBio Zimeta Development Program IV: NADA technical sections filed Effectiveness technical section of NADA approved by FDA Oct 2016 Expect approval 2H/2017, if review proceeds as expected Oral: Initial pilot studies completed Final formulation development underway

18 KindredBio Zimeta Pilot Study Results (IV) Mean Temp. over Time - First Dose and Crossover Dose (Treated Pts.) Zimeta

19 KindredBio Zimeta Pivotal Field Study Results (IV) KB0120 study: Randomized, double-blind, placebo-controlled (N=130) Primary endpoint was improvement or resolution of fever Suc c e s s R a te (% ) P-value <0.0001 76.8 19.4 Placebo N=31 Zimeta N=99

20 KindredBio Zimeta New Product Opportunity Source: Zimeta Pricing Research, Ipsos Ag & Animal Health, May 2016 (n=160 U.S. equine Veterinarians) . Data on file at Kindred Biosciences. 88% of Veterinarians would seek information on a new product labeled for treatment of pyrexia Currently, there are no FDA-approved products labeled for the control of pyrexia (fever) in horses. Instead, Veterinarians rely on “off-label” use of traditional NSAIDs (such as phenylbutazone and flunixin).

21 KindredBio Zimeta New Product Opportunity Industry adoption expected to be rapid Source: Zimeta Pricing Research, Ipsos Ag & Animal Health, May 2016 (n=160 U.S. equine Veterinarians) . Data on file at Kindred Biosciences. 95% believe Zimeta is a good fit for their practice 83% would use Zimeta in the first year

Mirataz™ (mirtazapine 2% transdermal ointment)

Transdermal drug for the management of weight loss in cats

- Innovative Accusorb™ transdermal technology

High unmet medical need

- Currently no FDA approved product is available
- 90% of Veterinarians treat cats with inappetence (avg. 7 cats/week)



9 million cats are inappetent
3 million cats are treated for inappetence

Source: 2012 U.S. Pet Ownership & Demographics Sourcebook American Veterinary Medical Association (n=50,000 U.S. Households)
2016 U.S. Veterinarian Mirtazapine Research, Wise Insights May 2016 (n=89 U.S. small animal Veterinarians).
Data on file at Kindred Biosciences.

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23 KindredBio Mirataz Development Program Positive pivotal field study completed CMC technical section of NADA filed May 2016 Effectiveness technical section of NADA filed Aug 2016 Safety technical section of NADA filed Sep 2016 Expect approval 2H/2017 if review proceeds as expected

24 KindredBio Mirataz Pivotal Field Study Results Randomized, double-blind, placebo-controlled study (N=231) Primary endpoint was percentage change in body weight from Day 1 to Week 2 Mean body weight c h ang e fro m D a y 1 to W ee k 2 (% ) n: 90 p-value: <0.0001 P-value <0.0001 4.07 0.29 Placebo N=97 Mirataz N=90

25 KindredBio Mirataz New Product Opportunity Source:2016 U.S. Veterinarian Mirtazapine Phase 3 Research, Ipsos, September 2016 (n=201 U.S. small animal Veterinarians). Data on file at Kindred Biosciences. There are no FDA-approved products labeled for the control of weight loss in cats. Mirtazapine, the active ingredient in Mirataz, is widely used today from both human generic and compounded formulations. 7% of Veterinarians have never heard of mirtazapine 71% of Veterinarians use mirtazapine 14% of Veterinarians have heard of mirtazapine, but never used it 7% of Veterinarians have used mirtazapine in the past, but not currently

26 KindredBio Mirataz New Product Opportunity The majority of Veterinarians would replace most or all of the mirtazapine they are using today with the transdermal mirtazapine gel formulation. Source:2016 U.S. Veterinarian Mirtazapine Phase 3 Research, Ipsos, September 2016 (n=201 U.S. small animal Veterinarians). Data on file at Kindred Biosciences. 59% of Veterinarians would replace most or all mirtazapine currently in use 34% of Veterinarians would replace some of the mirtazapine currently in use Only 7% of Veterinarians would not replace any mirtazapine currently in use

27 KindredBio Mirataz New Product Opportunity Source:2016 U.S. Veterinarian Mirtazapine Phase 3 Research, Ipsos, September 2016 (n=201 U.S. small animal Veterinarians). Data on file at Kindred Biosciences. 49% of Veterinarians report that ease of administering the medication and/or client medication compliance is a primary factor in selecting a medication for feline weight loss 74% of Veterinarians report that the difficulty of giving medication impacts feline weight loss treatment rates

28 KindredBio Mirataz New Product Opportunity Source:2016 U.S. Veterinarian Mirtazapine Phase 3 Research, Ipsos, September 2016 (n=201 U.S. small animal Veterinarians). Data on file at Kindred Biosciences. Veterinarian adoption of Mirataz is expected to be rapid; 95% of Veterinarians would use Mirataz in the first year 7% 2% 47% 42%

29 KindredBio Biologics Highly experienced biologics team Extensive experience developing Lucentis®, Xolair®, Tysabri®, Avastin®, Rituxan®, Herceptin®, Enbrel®, and multiple other biologics Internal caninization/felinization/equinization expertise Promising biologics candidates Feline erythropoietin Checkpoint inhibitors Interleukin antibodies New technologies, including KIND-Bodies

KIND-510: Feline Erythropoietin

- Proprietary recombinant feline erythropoietin (epoCat™)
- Strong internal expertise in erythropoietin biology and engineering
- Initial laboratory study completed - positive efficacy signal, as evidenced by increased reticulocyte formation
- Pilot field study ongoing
- High unmet medical need
  - Over 50% of elderly cats (≥15 years) develop kidney disease, often leading to anemia
  - Human erythropoietin is immunogenic in cats

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Source: http://www.vet.cornell.edu/fhc/Health_Information/kidneydisease.cfm

KindredBio

31 KindredBio KIND-511: Anti-TNF for Newborn Foals Sick newborn foals are challenging and difficult to treat Approximately 50% mortality Pilot field study for Anti-Tumor Necrosis Factor (Anti-TNF) underway Sick foals defined as sepsis score ≥ 11 or positive blood culture Of 5 foals enrolled, all survived to day 7 (primary endpoint of study) References on file at Kindred Biosciences.

32 KindredBio Key Focus Area: Atopic Dermatitis Atopic dermatitis is a large market Apoquel® projected peak sales >$200M Multiple antibody candidates Anti-IgE antibody Anti-IL17a antibody Anti-IL4Ra antibody Anti-IL31 antibody Anti-CD20 antibody Multi-center, pilot field study underway to assess safety and efficacy of several molecules

33 KindredBio Key Focus Area: Cancer Multiple antibody candidates Anti-CTLA4 antibody Anti-PD1 antibody Anti-PDL1 antibody Anti-CD20 antibody

34 KindredBio Biologics Manufacturing Plant In-house biologics manufacturing plant nearly complete Single-use, state of the art system Will allow full GMP commercial production of feline epo (epoCat™) Will allow full GMP clinical and early commercial production of antibodies

35 KindredBio Commercialization

36 KindredBio Commercialization Equine Commercialization: Launch and commercialize our U.S. products with ~10 person direct sales force Dog/Cat Commercialization Options: Self-Commercialization Out-license Partner for 3 – 5 years, and then transition to KindredBio salesforce

37 KindredBio Few pet generic companies No automatic substitution Requires sales & marketing effort Rimadyl reached peak sales several years after loss of exclusivity Relationship-oriented industry Low Generic Penetration Note: Companion Animal dispensing rate within the veterinary clinic. Source: IMS Health, Putney, BofA Merril Lynch Global Research

38 KindredBio Exclusivity and IP Position Full intellectual property protection anticipated for antibody portfolio Use and formulation patents for small molecules 20 years of patent protection from date of filing Regulatory Exclusivity 5 years in U.S. 10 years in E.U. Lifecycle Management New formulations, combinations and derivatives

39 KindredBio Business Development In active discussions about acquisitions of businesses and/or assets, particularly of equine assets Ideal candidate: Revenue generating/accretive Commercial infrastructure Complementary assets

40 KindredBio Financials

41 KindredBio Select Summary Financials $ millions For the quarter ended September 30, 2016 Operating expenses: Research and development $3.8 General and administrative $2.0 Total cash operating expenses (excluding stock-based compensation) $4.8 Total operating expenses (including stock-based compensation) $5.8 Total cash, cash equivalents and investments (As of September 30, 2016) $62.5 We believe that our cash and equivalents are sufficient to fund operations until we start generating significant revenues.

42 KindredBio Share Structure & 6 Month Stock History 19.9 M Shares Outstanding 3.6 M Options1 US$107.4 M Market Cap2 US$58.7 M Working Capital3 1 As of September 30, 2016; avg. $6.35 2 As of close of market October 31, 2016 3 As of September 30, 2016 Analyst Coverage Alex Arfaei, BMO Capital Markets Alex.Arfaei@BMO.com Kevin DeGeeter, Ladenburg Thalmann kdegeeter@Ladenburg.com Ben C. Haynor, Feltl and Company bchaynor@feltl.com

43 KindredBio Our Track Record Founded the company in 2012 IPO in 2013 Assembled world-class team of human and animal health drug developers Two drugs submitted to the FDA for approval within 4 years since founding KindredBio (vs. average of 15 years in human drug development) Developed deep pipeline of innovative products for unmet medical needs in cats, dogs, and horses

44 KindredBio Summary Validated Drugs and Targets $3M-$5M to Market Multiple Approvals Starting within 1 year World Class Team

45 KindredBio Thank You